Offerings - Offering: 1	Nov. 21, 2025 USD ($)
Offering:
Other Rule	true
Security Type	Equity
Amount Registered	2,790,340
Proposed Maximum Offering Price per Unit	3.09
Maximum Aggregate Offering Price	$ 8,608,198.9
Offering Note
(1)

Pursuant to Rule 416, the securities being registered hereunder include such indeterminate number of additional securities as may be issued after the date hereof as a result of stock splits, stock dividends or similar transactions.

(2)

Estimated solely for the purpose of calculation of the registration fee pursuant to Rule 457(c) under the Securities Act based on a per share price of $3.09, the average of the high and low reported sales prices of the registrant’s common stock on the NASDAQ Capital Market on November 17, 2025.